                                                                  Exhibit 4.1



                                                                 COMMON STOCK

                                                                    SHARES
     NUMBER
  PC         [LOGO OF PHOTOELECTRON CORPORATION APPEARS HERE]
                                                               CUSIP 719320 10 3
                                                                SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


       INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS

--------------------------------------------------------------------------------
THIS CERTIFIES THAT









is the owner of
--------------------------------------------------------------------------------
       FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE
                           PAR VALUE OF $.01 EACH OF

    ----------------------                           -----------------------
-------------------------- PHOTOELECTRON CORPORATION ---------------------------
    ----------------------                           -----------------------

(herein called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to the laws of the Commonwealth of Massachusetts and to the Amended and Restated Articles of Organization and the Amended and Restated By-Laws of the Corporation as from time to time amended. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[CORPATE SEAL            /s/[SIGNATURE APPEARS HERE] /s/[SIGNATURE APPEARS HERE]
APPEARS HERE]
                          CHIEF EXECUTIVE OFFICER                 CLERK



COUNTERSIGNED AND REGISTERED:
             AMERICAN STOCK TRANSFER & TRUST COMPANY
                                 TRANSFER AGENT AND REGISTRAR

BY


                                         AUTHORIZED SIGNATURE

   The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM -- as tenants in common
   TEN ENT -- as tenants by the entireties
   JT TEN  -- as joint tenants with right of
              survivorship and not as tenants
              in common

UNIF GIFT MIN ACT -- ..............Custodian................
                         (Cust)                  (Minor)

                     under Uniform Gifts to Minors
                     Act ...................................
                                      (State)

    Additional abbreviations may also be used though not in the above list.

    For value received, _________________________ hereby sell, assign and transfer unto


        PLEASE INSERT SOCIAL SECURITY OR OTHER
           IDENTIFYING NUMBER OF ASSIGNEE
    --------------------------------------------

    --------------------------------------------

    __________________________________________________________________________
                 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                       INCLUDING ZIP CODE, OF ASSIGNEE)

    __________________________________________________________________________

    __________________________________________________________________________

    ___________________________________________________________________ Shares
    of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

    _________________________________________________________________ Attorney
    to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

    Dated ___________________



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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

-------------------------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.